Summary of Significant Accounting Policies (Convertible Debt) (Details) (Three Point Seven Five Percent Exchangeable Senior Notes [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Three Point Seven Five Percent Exchangeable Senior Notes [Member]
Debt Instrument [Line Items]
Interest rate stated on the Exchangeable Notes	3.75%
Debt Instrument, Interest Rate, Effective Percentage	5.62%
Interest Expense Reconciliation [Abstract]
Interest expense on Exchangeable Notes, excluding effect of accounting for convertible debt	$ 5,769
Effect of accounting for convertible debt	2,090
Total interest expense on Exchangeable Notes	$ 7,859